                                                                    Exhibit 99.1

                                                      Signet Banking Corporation
                                                      7 North Eighth Street
                                                      PO Box 25970
                                                      Richmond VA 23260
                                                      804-771-7210

                                 News Release

Release Date  January 24, 1995       Contact   Teri A. Temples
                                               Public Relations Director
                                               (804) 771-7210

                                                 [LOGO OF SIGNET BANKING
                                                 CORPORATION APPEARS HERE]


                  Signet Banking Corporation Annual Earnings
                         Up 20% before Special Charges

     RICHMOND, Va. (January 24, 1995) - Signet Banking Corporation today reported 1994 fourth quarter net income of $42.9 million, or $.73 per share, after pre-tax restructuring charges of $9.6 million. Net income for the full year was $149.8 million, or $2.59 per share, including pre-tax restructuring and contract termination charges totaling $92.2 million.

     Adjusting for the special charges, Signet earnings grew 20 percent from $174.4 million, or $3.06 per share, in 1993 to $209.8 million, or $3.63 per share, in 1994. On the same basis, the return on assets was 1.83 percent and the return on equity was 19.74 percent.

     Financial statements and results for the fourth quarter and the year include Signet's ownership interest in Capital One Financial Corporation - formerly Signet's credit card division. In July 1994, Signet announced its intention to spin-off this division. Today, Capital One reported net income of $26.5 million and $95.3 million for the quarter and the year respectively.

     Chairman and Chief Executive Officer Robert M. Freeman characterized 1994 as a watershed year for Signet. "During the year, we established a separate credit card company, Capital One, and took on the task of redesigning our business processes." Pointing to vigorous growth in the consumer loan portfolio, Freeman said, "In 1994, we also began to see convincing evidence that information strategies could be employed successfully throughout our banking businesses."

     Freeman cited Signet's expertise in managing risk as an important factor in the company's performance. "Signet's strong capital ratio and superior asset


                                     SBK-1


                                  Listed on New York Stock Exchange - Symbol SBK
quality reflect the conservatism of our balance sheet management, as well as a low tolerance for credit risk."

     During the year, non-performing assets declined 58 percent from $116.5 million to $48.5 million. Net charge-offs for 1994 amounted to $45.8 million, or .71 percent of average loans, compared with $56.6 million, or .91 percent, for 1993. At December 31, 1994, the allowance for loan losses was $220.5 million, equal to 8.5 times non-performing loans and 2.78 percent of total loans outstanding.

     Total revenues (net interest income plus non-interest income) increased 20 percent in 1994 from $894.8 million to $1.1 billion. Strong growth in credit card, student and other consumer loan portfolios were primarily responsible for the higher revenues in 1994.

     Total revenues in the fourth quarter 1994 amounted to $276.6 million, up 10 percent from the same period in 1993. Rising interest rates and narrower margins contributed to the slower rate of revenue growth during the quarter.

     Excluding special charges of $92.2 million, non-interest expense was up 26 percent during the year and up 18 percent over the fourth quarter of 1993. Higher solicitation and other credit card expenses accounted for most of the increase in adjusted non-interest expense in both periods.

     At December 31, 1994, total assets amounted to $12.9 billion, an increase of $1.1 billion from the end of 1993, primarily due to the interim funding of Capital One and the resulting growth of temporary assets. Loans, net of unearned income, grew 26 percent to $7.9 billion, reflecting consumer responsiveness to Signet's innovative product offerings.

     Signet Banking Corporation serves commercial and individual customers through a 24-hour full-service Telephone Banking Center and 250 regional offices in Virginia, Maryland, and the District of Columbia.

                                      ###


                                     SBK-2

Signet Banking Corporation
Financial Summary
(dollars in thousands-except per share)

- ------------------------------------------------------------------------------------------------------------------------------------
                                                      Three Months Ended                         Year Ended
                                                         December 31          Percent            December 31         Percent
                                                     1994          1993       Change         1994           1993     Change
- ------------------------------------------------------------------------------------------------------------------------------------
Earnings
     Net interest income (taxable equivalent)   $     131,611  $    133,545     (1.4) %  $    523,717  $    545,093     (3.9) %
     Net interest income                              128,163       129,756     (1.2)         510,011       529,340     (3.7)
     Net income                                        42,874        49,944    (14.2)         149,834       174,414    (14.1)
     Net income excluding restructur-
      ing/contract termination                         49,110        49,944     (1.7)         209,772       174,414     20.3

Per Common Share
     Net income                                 $        0.73  $       0.87    (16.1)    $       2.59  $       3.06    (15.4)
     Net income excluding restructur-
      ing/contract termination                           0.84          0.87     (3.4)            3.63          3.06     18.6
     Cash dividends declared                             0.25          0.25      0.0             1.00          0.80     25.0
     Book value                                         18.56         17.04     11.3
     Period-end price                                   28.63         34.75    (17.6)

Average Balance
     Assets                                     $  12,088,230  $ 11,601,461      4.2     $ 11,468,628  $ 11,617,451     (1.3)
     Earning assets                                10,597,502    10,446,944      1.4       10,152,195    10,552,698     (3.8)
     Loans (net of unearned income)                 6,966,496     5,074,233     14.7        6,407,635     6,206,417      3.2
     Deposits                                       7,768,493     7,781,507     (0.2)       7,746,605     7,732,585      0.2
     Core deposits                                  7,178,265     7,169,032     (0.1)       7,191,181     7,259,452     (0.9)
     Common stockholders' equity                    1,093,817       939,405     16.4        1,045,899       889,161     17.6
     Managed credit card portfolio*                 7,266,115     4,662,531     65.8        6,469,561     3,530,299     83.3
     Common shares outstanding                     58,927,134    57,087,297      3.2       57,862,927    56,920,090      1.7

Ratios
     Return on assets                                    1.41  %       1.71  % (17.5)            1.31  %       1.50  % (12.7)
     Return on common stockholders'
      equity                                            15.55         21.09    (26.3)           14.33         19.62    (27.0)
     Net yield margin                                    4.93          5.07     (2.8)            5.16          5.17     (0.2)
     Allowance for loan losses to:
       Non-performing loans                            846.32        342.63    147.0
       Non-performing assets                           454.34        217.45    108.9
       Net loans                                         2.78          4.01    (30.7)
     Non-performing assets to loans
       and foreclosed properties                         0.81          1.83    (56.7)
     Common equity to assets                             5.60          8.14      5.7

At Period-end
     Assets                                     $  12,931,229  $ 11,649,222      9.1
     Earning assets                                11,478,818    10,745,155      6.8
     Loans (net of unearned income)                 7,924,177     6,310,312     25.6
     Deposits                                       7,821,613     7,820,813      0.0
      Core deposits                                 7,169,234     7,260,505     (1.3)
     Common stockholders' equity                    1,111,479       964,662     15.2
     Non-performing assets                             48,536       116,486    (58.3)
     Managed credit card portfolio*                 7,675,963     5,098,171     50.6
     Number of common stockholders                     15,603        14,606      6.1
     Full-time employees                                6,028         5,753      4.8
     Part time employees                                1,311         1,386     (5.4)

* The managed credit card portfolio includes credit card loans, credit card loans held for securitization and securitized credit card loans.
  The Common Stock of Signet Banking Corporation is traded on the New York Stock Exchange under the symbol "SBK".


                                     SBK-3

Signet Banking Corporation
Consolidated Balance Sheet
(dollars in thousands - except per share) (unaudited)



                                                                                        December 31
                                                                                   1994             1993
                                                                             ---------------------------------
Assets
Cash and due from banks                                                          $631,747         $463,358
Interest bearing deposits with other banks                                        355,795          540,312
Federal funds sold and securities purchased under resale agreements             1,135,821        1,075,764
Trading account securities                                                        363,040          379,638
Loans held for sale                                                                69,506          421,361
Securities available for sale                                                   1,241,696          248,163
Investment securities                                                             398,783        1,769,615
Loans:
   Commercial                                                                   2,472,620        2,299,973
   Credit card                                                                  2,559,172        1,808,516
   Other consumer                                                               2,053,461        1,297,309
   Real estate-construction                                                       209,183          309,842
   Real estate-commercial mortgage                                                526,956          681,529
   Real estate-residential mortgage                                               191,508           71,411
                                                                             ---------------------------------
      Gross loans                                                               8,012,900        6,368,579
      Less:  Unearned income                                                      (88,723)         (58,267)
             Allowance for loan losses                                           (220,519)        (253,313)
                                                                             ---------------------------------
      Net loans                                                                 7,703,668        6,058,999
Premises and equipment (net)                                                      258,715          216,524
Interest receivable                                                                98,557           84,118
Other assets                                                                      783,911          593,380
                                                                             ---------------------------------
   Total assets                                                               $12,931,229      $11,849,222
                                                                             =================================

Liabilities

Non-interest bearing deposits                                                  $1,542,349       $1,544,852
Interest bearing deposits:
   Money market and interest checking                                           1,050,176        1,039,215
   Money market savings                                                         1,453,629        1,745,066
   Savings accounts                                                             1,170,990          880,072
   Savings certificates                                                         1,952,090        2,051,300
   Large denomination certificates                                                643,054          347,820
   Foreign                                                                          9,225          212,288
                                                                             ---------------------------------
      Total interest bearing deposits                                           6,279,164        6,275,761
                                                                             ---------------------------------
             Total deposits                                                     7,821,513        7,820,613
Securities sold under repurchase agreements                                       875,458        1,281,845
Federal funds purchased                                                           881,693          942,969
Commercial paper                                                                  108,664          168,488
Bridge financing facility                                                       1,300,000
Other short-term borrowings                                                       146,955          232,024
Long-term borrowings                                                              253,641          266,152
Interest payable                                                                   31,078           28,205
Minority interest in Capital One Financial Corporation                            108,900
Other liabilities                                                                 293,848          144,464
                                                                             ---------------------------------
      Total liabilities                                                        11,819,750       10,884,550

Stockholders' Equity
Common stock, par value $5 per share; Authorized 100,000,000 shares,
  issued and outstanding 58,636,759, and 56,605,578 shares, respectively          293,184          283,043
Capital surplus                                                                   198,869          133,038
Retained earnings                                                                 619,426          548,581
                                                                             ---------------------------------
      Total stockholders' equity                                                1,111,479          964,862
                                                                             ---------------------------------
                                                                              $12,931,229      $11,849,222
                                                                             =================================

Signet Banking Corporation
Statement of Consolidated Income
(dollars in thousands - except per share) (unaudited)


                                                                 Three Months Ended                Year Ended
                                                                    December 31                    December 31
                                                               1994            1993            1994           1993
                                                         ---------------------------------------------------------------
Interest income:
   Loans, including fees:
      Commercial                                              $42,337         $40,353        $163,195        $157,157
      Credit card                                              61,174          48,162         212,157         215,607
      Other consumer                                           42,733          23,320         130,513          95,273
      Real estate-construction                                  5,203           6,475          20,977          31,570
      Real estate-commercial mortgage                          12,651          10,889          47,520          44,830
      Real estate-residential mortgage                          3,152           1,736           8,399           7,634
                                                         ---------------------------------------------------------------
             Total loans, including fees                      187,250         130,935         582,761         552,071
   Interest bearing deposits with other banks                   3,138           2,932          11,512          12,031
   Federal funds sold and resale agreements                    19,068           6,333          44,294          23,196
   Trading account securities                                   6,038           6,592          21,487          31,297
   Credit card loans held for securitization                    2,111          12,993          41,015          36,263
   Loans held for sale                                          1,864           6,085          13,010          16,875
   Securities available for sale                               16,511           3,349          72,896          17,084
   Investment securities-taxable                                3,392          21,513           4,395          93,538
   Investment securities-nontaxable                             3,559           5,121          15,843          21,390
                                                         ---------------------------------------------------------------
             Total interest income                            222,931         195,853         807,013         803,725
Interest expense:
   Money market and interest checking                           6,124           5,508          23,123          22,544
   Money market savings                                        10,954          11,026          44,571          45,463
   Savings accounts                                            10,106           6,621          33,461          24,079
   Savings certificates                                        19,514          12,852          61,377          58,514
   Large denomination certificates                              4,553           3,195          14,527          10,970
   Foreign                                                      3,393           2,299          10,071           6,627
                                                         ---------------------------------------------------------------
             Total interest on deposits                        54,644          41,501         187,130         168,197
   Securities sold under repurchase agreements                 10,095           9,144          37,712          42,193
   Federal funds purchased                                      9,180           5,551          28,182          21,793
   Other short-term borrowings                                 16,344           6,359          27,293          25,521
   Long-term borrowings                                         4,505           3,542          16,685          18,681
                                                         ---------------------------------------------------------------
             Total interest expense                            94,768          86,097         297,002         274,385
                                                         ---------------------------------------------------------------
Net interest income                                           128,163         129,756         510,011         529,340
Provision for loan losses                                       3,000          10,278          14,498          47,286
                                                         ---------------------------------------------------------------
Net interest income after provision for loan losses           125,183         119,480         495,513         482,054
Non-interest income:
   Credit card servicing income                                91,395          82,399         337,284         153,018
   Credit card service charges                                 22,505          16,385          73,321          63,222
   Service charges on deposit accounts                         16,104          16,058          66,141          64,471
   Trust income                                                 5,025           4,148          19,442          17,599
   Other                                                       13,137          20,656          68,436          82,808
                                                         ---------------------------------------------------------------
      Non-interest operating income                           148,166         119,654         564,524         361,118
   Securities available for sale gains                            220           2,248           3,413           3,913
   Investment securities gains                                     47             254              46             405
                                                         ---------------------------------------------------------------
      Total non-interest operating income                     148,433         122,156         668,083         385,436
Non-interest expense:
   Salaries                                                    64,983          59,055         257,297         212,665
   Employment benefits                                         12,783          20,902          88,188          65,249
   Credit card solicitation                                    31,049          15,579         100,886          55,815
   Travel and communications                                   16,181          10,269          57,543          35,416
   Supplies and equipment                                      16,266          10,855          54,862          40,550
   External data processing services                           13,570          11,243          50,026          36,578
   Occupancy                                                   12,455          10,464          47,059          40,192
   Contract termination                                                                        49,000
   Restructuring charges                                        9,593                          43,212
   Other                                                       33,995          31,567         120,350         111,851
                                                         ---------------------------------------------------------------
      Total non-interest expense                              210,875         169,934         846,423         598,316
                                                         ---------------------------------------------------------------
Income before income taxes                                     62,721          71,702         217,173         249,174
Applicable income taxes                                        19,847          21,758          67,339          74,760
                                                         ---------------------------------------------------------------
Net income                                                    $42,874         $49,944        $149,834        $174,414
                                                         ===============================================================
Earnings per common share                                       $0.73           $0.87           $2.59           $3.06
Cash dividends declared per share                                0.26            0.25            1.00            0.80
Average common shares outstanding                              58,927          57,087          57,863          58,920


Note: Other non-interest expense for the three months and year ended 1994 included $1,272 (net of income taxes) of minority interest in Capital One Financial Corporation.

                                     SBK-5